Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of HQ Sustainable Maritime Industries, Inc; (the “Company”) on Form 10-KSB/A for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Pierre Dallaire Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2007

/s/ Jean-Pierre Dallaire
Jean-Pierre Dallaire Principal Accounting Officer